BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK                               383 Madison Avenue
FRANKFORT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                     (212) 272-2000;  (212) 272-7294   fax
SAN FRANCISCO
________________________________________________________________________________



NEW ISSUE COMPUTATIONAL MATERIALS



$464,162,000 (Approximate)

MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2002-RS2


RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
Depositor

RAMP SERIES 2002-RS2 TRUST
Issuer

RESIDENTIAL FUNDING CORPORATION
Seller and Master Servicer




MARCH 5, 2002





________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK                               383 Madison Avenue
FRANKFORT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                     (212) 272-2000;  (212) 272-7294   fax
SAN FRANCISCO
________________________________________________________________________________




STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.


________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________



                           $464,162,000 (Approximate)



CHARACTERISTICS OF THE CERTIFICATES (A), (B), (C)

----------- ------- ------------ ------------ --------- -------- ---------- ---------- -----------
                                              AVERAGE   PRINCIPALEXPECTED     FINAL     EXPECTED
                       ORIGINAL                 LIFE    LOCKOUT/   FINAL    SCHEDULED   RATINGS
             LOAN     PRINCIPAL               TO CALL   WINDOW   MATURITY   MATURITY     (S&P/
CLASS       GROUP       BALANCE    COUPON     (YEARS)   (MONTHS)   DATE       DATE      MOODY'S)
                                                                 ---------- ----------
----------- ------- ------------ ------------ --------- -------- ---------- ---------- -----------

  A-I-1       I     $153,166,000  Floating      1.00    0/26      5/25/04    4/25/21    AAA / Aaa
                                     (D)
  A-I-2       I      77,217,000   Fixed (J)     3.00    25/25     5/25/06    3/25/27    AAA / Aaa

  A-I-3       I      37,136,000   Fixed (J)     5.00    49/24     4/25/08    3/25/29    AAA / Aaa

  A-I-4       I      54,070,000   Fixed (F)(J)  8.68    72/43     10/25/11   3/25/32    AAA / Aaa

  A-I-5       I      34,766,000   Fixed (J)(K)  6.76    36/79     10/25/11   3/25/32    AAA / Aaa

  A-I-IO      I             (G)   Fixed (H)   1.05 (I)  23/7      9/25/04   9/25/04    AAA / Aaa

  M-I-1       I      12,555,000   Fixed (F)(J)  6.29    36/79    10/25/11   3/25/32     AA / Aa2

  M-I-2       I       9,657,000   Fixed (F)(J)  6.29    36/79    10/25/11   3/25/32      A / A2

  M-I-3       I       7,726,000   Fixed (F)(J)  5.47    36/79    10/25/11   3/25/32    BBB / Baa2

----------- ------- ------------ ------------ --------- -------- ---------- ---------- -----------
                    $386,293,000
TOTAL
----------- ------- ------------ ------------ --------- -------- ---------- ---------- -----------
  A-II        II    $67,357,000 Floating(E)(F)  2.70    0/93     12/25/09   3/25/32    AAA / Aaa

  M-II-1      II      4,478,000 Floating(E)(F)  5.16    37/56    12/25/09   3/25/32     AA / Aa2

  M-II-2      II      3,309,000 Floating(E)(F)  5.14    36/57    12/25/09   3/25/32      A / A2

  M-II-3      II      2,725,000 Floating(E)(F)  4.89    36/57    12/25/09   3/25/32    BBB / Baa2

----------- ------- ------------ ------------ --------- -------- ---------- ---------- -----------
                    $77,869,000
TOTAL
----------- ------- ------------ ------------ --------- -------- ---------- ---------- -----------


NOTES:

(A)  Class sizes subject to a 10% variance.

(B) Pricing Prepayment Speed Assumption: 20% CPR (Fixed Rate Mortgage Loans); 25% CPR (Adjustable Rate Mortgage Loans).

(C)  Each  Certificate  is priced to the 10%  clean-up  call of the related Loan
     Group.

(D) The lesser of (i) one-month LIBOR plus the related margin and (ii) the weighted average of the net mortgage rates of the group I mortgage loans, adjusted for the interest payable to the Class A-IO Certificate from April 2002 through September 2004.

(E) The lesser of (i) one-month LIBOR plus the related margin, (ii) the weighted average of the net mortgage rates of the group II mortgage loans and (iii) 14.00% per annum.

(F) If the 10% clean-up call for Loan Group I is not exercised, the coupon on the Class A-I-4, Class M-I-1, Class M-I-2, and Class M-I-3 Certificates will each increase by 0.50% per annum on the second distribution date after the first possible call date. Likewise, if the 10% clean-up call for Loan Group II is not exercised, the margin on the Class A-II Certificates will double, and the margin on the Class M-II-1, Class M-II-2 and Class M-II-3 Certificates will each increase by a 1.5 multiple.

(G) The notional principal balance will be equal to the lesser of (i) from the Closing Date to the 23rd distribution date, $57,944,000; from the 24th distribution date to and including the 29th distribution date, $38,629,000; and thereafter, $0; and (ii) the aggregate principal balance of the group I mortgage loans.

(H) The pass-through rate for the Class A-I-O Certificates will be 5.50% per annum for the first 6 distribution dates, 4.75% per annum from the 7th to the 12th distribution date; 4.00% per annum from the 13th to the 18th distribution date; 3.50% per annum from the 19th to the 30th distribution date; and thereafter, 0.00% per annum.

(I)  Duration.

(J) From the April 2002 distribution date to the September 2004 distribution date, the pass-through rate on the Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5, Class M-I-1, Class M-I-2 and Class M-I-3 Certificates (the "Group I Fixed Rate Certificates") will be equal to the lesser of the related fixed rate per annum and the weighted average of the net mortgage rates of the group I mortgage loans, adjusted for the interest payable on the Class A-IO Certificates. Thereafter, the pass-through rate on the Group I Fixed Rate Certificates will be equal to the lesser of the related fixed rate per annum and the weighted average of the net mortgage rates of the group I mortgage loans.

(K)  Lockout bond.

________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


THE COLLATERAL

- Loan Group I will consist of approximately 2,386 fixed-rate mortgage loans with an aggregate principal balance of approximately $386,293,066 as of the Cut-off Date.

- Loan Group II will consist of approximately 524 adjustable-rate mortgage loans with an aggregate principal balance of approximately $77,869,210 as of the Cut-off Date.

- The collateral information presented herein is based on the Cut-off Date (March 1, 2002).


THE STRUCTURE

THE  GROUP I CERTIFICATES

CLASSA-I-1, A-I-2, A-I-3 AND A-I-4 CERTIFICATES Class A-I-1 will be issued as floating-rate senior securities. Classes A-I-2, A-I-3 and A-I-4 will be issued as fixed-rate senior securities. Principal will be paid to Classes A-I-1, A-I-2, A-I-3 and A-I-4 sequentially, in that order.

CLASSA-I-5 CERTIFICATES Class A-I-5 will be issued as fixed-rate senior securities, and will be allocated principal based on the following calculation: the product of (a) the pro rata portion of the Class A-I-5 Certificates, based on its principal balance relative to the aggregate principal balance of all of the Class A-I Certificates (other than the Class A-I-IO Certificates), and (b) the following percentage as applicable:

     Months 1-36 (0%),  Months  37-60 (45%),  Months  61-72 (80%),  Months 73-84
     (100%), Months 85+ (300%)

CLASSA-I-IO CERTIFICATES Class A-I-IO will receive a coupon pursuant to the following schedule: months 1-6, 5.50% per annum; months 7-12, 4.75% per annum; months 13-18, 4.00% per annum; months 19-30, 3.50% per annum; and thereafter, 0.00% per annum. Class A-I-IO will have a notional balance equal to the lesser of (a) from the Closing Date to the 23rd distribution date, $57,944,000; from the 24th distribution date to the 29th distribution date, $38,629,000; and thereafter, $0 or (b) the aggregate principal balance of the Group I Mortgage Loans.

CLASSM-I-1,  M-I-2 AND M-I-3  CERTIFICATES  (THE "CLASS M-I  CERTIFICATES")  The
     Class M-I Certificates will be issued as fixed-rate mezzanine securities, and will be subordinate to the Class A-I Certificates.

THE  GROUP II CERTIFICATES

CLASSA-II CERTIFICATES Class A-II Certificates will be issued as floating-rate senior securities.

CLASSM-II-1,  M-II-2 AND M-II-3 CERTIFICATES (THE "CLASS M-II CERTIFICATES") The
     Class  M-II  Certificates   will  be  issued  as  floating-rate   mezzanine
     securities, and will be subordinate to the Class A-II Certificates.


________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________



ISSUER: RAMP Series 2002-RS2 Trust (the "Trust")

DEPOSITOR: Residential Asset Mortgage Products, Inc., an affiliate of RFC.

SELLER: Residential Funding Corporation (the "Seller" or "RFC"), an indirect, wholly-owned subsidiary of GMAC Mortgage Group, Inc.

UNDERWRITERS: Lead Manager:     Bear, Stearns & Co. Inc.
              Co-Managers:      JP Morgan Securities, Inc.
                                Residential Funding Securities Corporation

TRUSTEE: [Bank One, National Association]

MASTER SERVICER:  Residential  Funding  Corporation  (the  "Master  Servicer" or
     "RFC"), an affiliate of the Seller and an indirect, wholly-owned subsidiary of GMAC Mortgage Group, Inc.

SERVICING: Primary servicing will be provided by HomeComings Financial Network, Inc. ("HomeComings") with respect to approximately 64.10% of the Fixed Rate Mortgage Loans and approximately 88.11% of the Adjustable Rate Mortgage Loans. HomeComings is a wholly-owned subsidiary of RFC. The remaining Fixed Rate and Adjustable Rate Mortgage Loans are being subserviced by other entities as of the Cut-Off Date. HomeComings is an approved "special servicer" by Standard & Poor's and Fitch, Inc.

THE  CERTIFICATES: The Trust will issue several classes of Certificates (namely,
     (i) the Class A-I-1, A-I-2, A-I-3, A-I-4, A-I-5, A-I-IO,  M-I-1, M-I-2, and
     M-I-3 Certificates (together, the "Group I Certificates"), and (ii) the Class A-II, M-II-1, M-II-2, and M-II-3 Certificates (together, the Group II Certificates, and, together with the Group I Certificates, the "Certificates")) and multiple subordinated and residual certificates (the "Class SB Certificates" and the "Class R Certificates," respectively). Neither the Class SB Certificates nor the Class R Certificates will be offered hereby.

OFFERING: The Certificates will be issued publicly from a shelf registration.

FORM OF REGISTRATION: The Certificates will be issued in book-entry form through DTC, Clearstream and Euroclear.

CUT-OFF DATE: As of March 1, 2002.

SETTLEMENT DATE: On or about March 27, 2002.

DISTRIBUTION DATE: The 25th day of each month (or the next succeeding business day), commencing April 25, 2002.

________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


PASS-THROUGH RATE:

GROUPI CERTIFICATES Interest will accrue on the Group I Certificates, other than the Class A-I-1 Certificates, at a fixed rate, subject to the Group I Net WAC Cap Rate, during the month prior to the month of the related distribution date on a 30/360-day basis.

     The coupon on the Class A-I-1  Certificates  will be equal to the lesser of
     (a) One-Month LIBOR plus the related margin and (b) the Group I Net WAC Cap Rate, payable monthly.

     With respect to any distribution date, the Class A-I-1 Certificates will be entitled to interest accrued from and including the preceding distribution date (or from and including the closing date in the case of the first distribution date) to and including the day prior to the then current distribution date (the "Class A-I-1 Accrual Period") at the Class A-I-1 Pass-Through Rate on the aggregate principal balance of the Class A-I-1 Certificates on an actual/360-day basis.

     The Pass-Through Rate on the Class A-I-4, M-I-1, M-I-2, and M-I-3 Certificates will each increase by 0.50% on the second distribution date after the first possible Optional Call Date.

GROUPII  CERTIFICATES  On each  Distribution  Date, the Class A-II  Pass-Through
     Rate will be a per annum rate equal to the lesser of (x) with respect to any Distribution Date which occurs prior to the Optional Call Date, One-Month LIBOR plus the related margin (the "Class A-II Margin"), and for any Distribution Date thereafter, One-Month LIBOR plus 2.0 times the Class A-II Margin, and (y) 14%, subject to the Group II Net WAC Cap Rate. Interest will accrue on the Class A-II Certificates on an actual/360 basis.

     On each Distribution Date, the Class M-II-1 Pass-Through Rate will be a per annum rate equal to the lesser of (x) with respect to any Distribution Date which occurs prior to the Optional Call Date, One-Month LIBOR plus the related margin (the "Class M-II-1 Margin"), and for any Distribution Date thereafter, One-Month LIBOR plus 1.5 times the Class M-II-1 Margin, and (y) 14%, subject to the Group II Net WAC Cap Rate. Interest will accrue on the Class M-II-1 Certificates on an actual/360 basis.

________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


     On each Distribution Date, the Class M-II-2 Pass-Through Rate will be a per annum rate equal to the lesser of (x) with respect to any Distribution Date which occurs prior to the Optional Call Date, One-Month LIBOR plus the related margin (the "Class M-II-2 Margin"), and for any Distribution Date thereafter, One-Month LIBOR plus 1.5 times the Class M-II-2 Margin, and (y) 14%, subject to the Group II Net WAC Cap Rate. Interest will accrue on the Class M-II-2 Certificates on an actual/360 basis.

     On each Distribution Date, the Class M-II-3 Pass-Through Rate will be a per annum rate equal to the lesser of (x) with respect to any Distribution Date which occurs prior to the Optional Call Date, One-Month LIBOR plus the related margin (the "Class M-II-3 Margin"), and for any Distribution Date thereafter, One-Month LIBOR plus 1.5 times the Class M-II-3 Margin, and (y) 14%, subject to the Group II Net WAC Cap Rate. Interest will accrue on the Class M-II-3 Certificates on an actual/360 basis.

GROUPI NET WAC CAP RATE: With respect to any  Distribution  Date and the Group I
     Certificates, the weighted average of the Net Mortgage Rates of the Group I Mortgage Loans, adjusted for the interest payable to the Class A-IO Certificates from and including the April 2002 distribution date through the September 2004 distribution date and, in the case of the Class A-I-1 Certificates, adjusted for the actual number of days in the related accrual period.

GROUPII NET WAC CAP RATE:  With respect to any  Distribution  Date and the Group
     II Certificates, the weighted average of the Net Mortgage Rates of the Group II Mortgage Loans, adjusted for the actual number of days in the related accrual period.

NET MORTGAGE RATE: With respect to any mortgage loan, the mortgage rate thereon minus the rates at which the master servicing fee and the subservicing fee are paid; each expressed as a percentage of the Stated Principal Balance of the mortgage loans in the related loan group.

ASSETS OF THE TRUST: On the Closing Date, the assets of the Trust are expected to include: (i) the Mortgage Loans (consisting of the Group I and the Group II Mortgage Loans); (ii) such assets as from time to time are identified as deposited in respect of the Mortgage Loans in the Custodial Account and in the Certificate Account and belonging to the Trust; (iii) property acquired by foreclosure of such Mortgage Loans or deed in lieu of foreclosure; and
     (iv) all proceeds of the foregoing.

________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


COLLATERAL DESCRIPTION: On the Closing Date, the assets of the Trust will consist of approximately 2,386 fixed-rate mortgage loans (the "Group I Mortgage Loans" or the "Fixed Rate Mortgage Loans") with an aggregate principal balance of approximately $386,293,066 as of the Cut-off Date and approximately 524 adjustable-rate mortgage loans (the "Group II Mortgage Loans" or the "Adjustable Rate Mortgage Loans") with an aggregate principal balance of approximately $77,869,210 as of the Cut-off Date, and the mortgage notes relating thereto (as described more fully herein).

     The Mortgage Loans were underwritten to a variety of underwriting standards under several different programs, as more fully described in the Prospectus Supplement. The Group I and the Group II Mortgage Loans will consist of both Program Exception Loans and Seasoned Loans (as described below).

     PROGRAM EXCEPTION LOANS: Loans in this category were excluded from RFC's standard Jumbo A, Alt-A, Subprime, and First-Lien High LTV Programs. These loans may not have met a specific RFC program parameter, such as: a loan that was originated at a 90% LTV with no mortgage insurance and targeted for a secondary program specifying a maximum 80% LTV; a higher ARM margin than that required by a particular program; or a contractual delinquency of 30 to 89 days. Also included in this category are loans with document deficiencies.

     SEASONED LOANS: Loans that are seasoned longer than 13 months. They are typically not purchased through RFC's standard conduit guidelines due to the need to rely on origination information related to the mortgagor's credit and the property value. Seasoned loans include loans previously securitized, where the optional termination has been exercised.

________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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CREDIT ENHANCEMENT:  Credit enhancement for the benefit of the Group I and Group
     II Certificates will be as follows:

     THE  GROUP I CERTIFICATES

     INITIAL  SUBORDINATION  (%  ORIG.):  Initially,  [7.75]%  for the Class A-I
          Certificates; [4.50]% for the Class M-I-1 Certificates; [2.00]% for the Class M-I-2 Certificates; and

     OVERCOLLATERALIZATION  ("OC"):  Initial (% Orig.) 0.00% OC Target (% Orig.)
          0.50% Stepdown (% Orig.) 0.50% OC Floor (% Orig.) 0.50%

     EXCESS SPREAD: Initially equal to approximately [266] bps per annum (before losses) and is expected to be available to build OC starting on the July 2002 distribution date (ie, three-month spread holiday).

     CROSS-COLLATERALIZATION: Excess spread from the Group II Mortgage Loans will be available to cover losses and, on and after the October 2002 distribution date, build OC.


     THE  GROUP II CERTIFICATES

     INITIAL  SUBORDINATION  (% ORIG.):  Initially,  [13.50]% for the Class A-II
          Certificates; [7.75]% for the Class M-II-1 Certificates; [3.50]% for the Class M-II-2 Certificates; and

     OVERCOLLATERALIZATION  ("OC"):  Initial (% Orig.) 0.00% OC Target (% Orig.)
          0.75% Stepdown (% Current) 1.50% OC Floor (% Orig.) 0.50%

     EXCESS SPREAD: Initially equal to approximately [619] bps per annum (before losses) and is expected to be available to build OC starting on the October 2002 distribution date (ie, six-month spread holiday).

     CROSS-COLLATERALIZATION: Excess spread from the Group I Mortgage Loans will be available to cover losses and, on and after the July 2002 distribution date, build OC.

PRIORITY OF DISTRIBUTIONS: On each Distribution Date, with respect to each Group of Certificates, amounts available for distribution will be allocated in the following order of priority:

________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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                    WITH RESPECT TO THE GROUP I CERTIFICATES:

                                    Interest

1. To pay accrued and unpaid interest on the Class A-I Certificates (including the Class A-I-IO Certificates);

2.   To pay  accrued  and  unpaid  interest,  sequentially,  on the Class  M-I-1
     Certificates,   the  Class   M-I-2   Certificates,   and  the  Class  M-I-3
     Certificates, in that order;


                                    Principal

1.   To pay as  principal  on the Class A-I  Certificates  (other than the Class
     A-I-IO   Certificates)   an  amount  equal  to  the  Class  A-I   Principal
     Distribution Amount;

2. To pay as principal on the Class M-I-1 Certificates, an amount equal to the Class M-I-1 Principal Distribution Amount;

3. To pay as principal on the Class M-I-2 Certificates, an amount equal to the Class M-I-2 Principal Distribution Amount; and

4. To pay as principal on the Class M-I-3 Certificates, an amount equal to the Class M-I-3 Principal Distribution Amount;


                          Net Monthly Excess Cash Flow

1. To pay as principal to the Group I Certificates then entitled to receive principal, an amount necessary to cover Realized Losses on the related Mortgage Loans;

2. To pay as principal to the Group II Certificates then entitled to receive principal, an amount necessary to cover Realized Losses on the related Mortgage Loans;

3. To pay as principal on the Group I Certificates then entitled to receive principal, the amount necessary to cause the overcollateralization amount to equal the Overcollateralization Target;

4. To pay as principal on the Group II Certificates then entitled to receive principal, the amount necessary to cause the overcollateralization amount to equal the Overcollateralization Target;

________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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5.   To pay prepayment interest shortfalls on Group I Certificates and the Group
     II Certificates, in that order;

6. To pay any Basis Risk Shortfall Carry-Forward Amounts, sequentially, to the Class A-II Certificates, the Class M-II-1 Certificates, the Class M-II-2 Certificates and the Class M-II-3 Certificates, in that order; and

7. To the holders of the Class SB Certificates and the Class R Certificates, any remaining Excess Cash Flow.


                   WITH RESPECT TO THE GROUP II CERTIFICATES:

                                    Interest

1.   To pay accrued and unpaid interest on the Class A-II Certificates;

2.   To pay  accrued  and unpaid  interest,  sequentially,  on the Class  M-II-1
     Certificates,   the  Class  M-II-2  Certificates,   and  the  Class  M-II-3
     Certificates, in that order;


                                    Principal

1. To pay as principal on the Class A-II Certificates, an amount equal to the Class A-II Principal Distribution Amount;

2. To pay as principal on the Class M-II-1 Certificates an amount equal to the Class M-II-1 Principal Distribution Amount;

3. To pay as principal on the Class M-II-2 Certificates an amount equal to the Class M-II-2 Principal Distribution Amount;

4. To pay as principal on the Class M-II-3 Certificates an amount equal to the Class M-II-3 Principal Distribution Amount;

________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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                          Net Monthly Excess Cash Flow

1. To pay as principal to the Group II Certificates then entitled to receive principal, an amount necessary to cover Realized Losses on the related Mortgage Loans;

2. To pay as principal to the Group I Certificates then entitled to receive principal, an amount necessary to cover Realized Losses on the related Mortgage Loans;

3. To pay as principal on the Group II Certificates then entitled to receive principal, the amount necessary to cause the overcollateralization amount to equal the Overcollateralization Target;

4. To pay as principal on the Group I Certificates then entitled to receive principal, the amount necessary to cause the overcollateralization amount to equal the Overcollateralization Target;

5. To pay prepayment interest shortfalls on Group II Certificates and the Group I Certificates, in that order;

6. To pay any Basis Risk Shortfall Carry-Forward Amounts, sequentially, to the Class A-II Certificates, the Class M-II-1 Certificates, the Class M-II-2 Certificates and the Class M-II-3 Certificates, in that order;

7. To the holders of the Class SB Certificates and the Class R Certificates, any remaining Excess Cash Flow.


PRINCIPAL DISTRIBUTIONS FOR THE GROUP I CERTIFICATES: The Class M-I Certificates
     will not receive any principal payments until after the Group I Stepdown Date (so long as a Group I Trigger Event is not in effect), unless the principal balance of the Class A-I Certificates (other than the Class A-I-IO Certificates) is equal to zero. After the Group I Stepdown Date, so long as a Group I Trigger Event is not in effect, principal will be paid to the Class A-I (other than the Class A-I-IO Certificates) and M-I Certificates as described under the "Priority of Distributions."

     Principal distributions with respect to the Class A-I Certificates (other than the Class A-I-IO Certificates) will first be allocated to the Class A-I-5 Certificates in an amount equal to the Class A-I-5 Lockout Distribution Amount. The remaining principal distribution amount will be distributed to the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, and Class A-I-5 Certificates, in that order, until paid in full.

________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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PRINCIPAL   DISTRIBUTIONS  FOR  THE  GROUP  II  CERTIFICATES:   The  Class  M-II
     Certificates will not receive any principal payments until after the Group II Stepdown Date (so long as a Group II Trigger Event is not in effect), unless the principal balance of the Class A-II Certificates is equal to zero. After the Group II Stepdown Date, so long as a Group II Trigger Event is not in effect, principal will be paid to the Class A-II and Class M-II Certificates as described under the "Priority of Distributions."

CLASSA-I-5 LOCKOUT DISTRIBUTION AMOUNT: For any distribution date, the product of (x) the Class A-I-5 Lockout Percentage for that distribution date and
     (y) the Class A-I-5 Pro Rata Distribution Amount for that distribution date. In no event will the Class A-I-5 Lockout Distribution Amount for a distribution date exceed the Principal Distribution Amount for the Group I Certificates for that distribution date.

CLASSA-I-5 LOCKOUT PERCENTAGE: For each distribution date, the applicable percentage set forth below:

              DISTRIBUTION DATES                  LOCKOUT PERCENTAGE
              April 2002 through March 2005               0%
              April 2005 through March 2007               45%
              April 2007 through March 2008               80%
              April 2008 through March 2009               100%
              April 2009 and thereafter                   300%

CLASSA-I-5 PRO RATA DISTRIBUTION  AMOUNT:  For any distribution  date, an amount equal to the product of (x) a fraction, the numerator of which is the Certificate Principal Balance of the Class A-I-5 Certificates immediately prior to that distribution date and the denominator of which is the aggregate Certificate Principal Balance of the Class A-I Certificates immediately prior to that distribution date and (y) the Principal Distribution Amount with respect to the Group I Certificates for that distribution date.

________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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CLASSA-I PRINCIPAL  DISTRIBUTION  AMOUNT: With respect to any distribution date,
     (1) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Trigger Event is in effect for that distribution date, the Group I Principal Distribution Amount for that distribution date, or (2) on or after the Group I Stepdown Date if a Trigger Event is not in effect for
     that  distribution   date,  the  lesser  of:  (I)  the  Group  I  Principal
     Distribution Amount for that distribution date; and (II) the excess, if any, of (A) the aggregate unpaid principal balance of the Class A-I Certificates immediately prior to that distribution date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate Stated Principal Balance of the Group I Mortgage Loans after giving effect to distributions to be made on that distribution date and (y) the aggregate Stated Principal Balance of the Group I Mortgage
     Loans   immediately    preceding   that   distribution   date,   less   the
     Overcollatralization Floor.

CLASSM-I-1  PRINCIPAL  DISTRIBUTION  AMOUNT:  With  respect to any  Distribution
     Date: (1) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Trigger Event is in effect, the remaining Group I Principal Distribution Amount for that distribution date after distribution of the Class A-I Principal Distribution Amount, or (2) on or after the Group I Stepdown Date if a Trigger Event is not in effect for that distribution date, the lesser of: (I) the remaining Group I Principal Distribution Amount for that distribution date after distribution of the Class A-I Principal Distribution Amount; and (II) the excess of (A) the sum of (1) the aggregate Class A-I Certificate Balance (after taking into account the payment of the Class A-I Principal Distribution Amount for that distribution date) and (2) the Certificate Principal Balance of the Class M-I-1 Certificates immediately prior to that distribution date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate Stated Principal Balance of the Group I Mortgage Loans after giving effect to distributions to be made on that distribution date and (y) the aggregate Stated Principal Balance of the Group I Mortgage Loans immediately preceding that distribution date, less the Overcollatralization Floor.

________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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CLASSM-I-2  PRINCIPAL  DISTRIBUTION  AMOUNT:  With  respect to any  Distribution
     Date: (1) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Trigger Event is in effect, the remaining Group I Principal Distribution Amount for that distribution date after distribution of the Class A-I Principal Distribution Amount and the Class M-I-1 Distribution Amount, or (2) on or after the Group I Stepdown Date if a Trigger Event is not in effect for that distribution date, the lesser of:
     (I)  the  remaining  Group  I  Principal   Distribution   Amount  for  that
     distribution   date  after   distribution   of  the  Class  A-I   Principal
     Distribution Amount and the Class M-I-1 Principal  Distribution Amount; and
     (II) the excess of (A) the sum of (1) the aggregate Class A-I Certificate Balance and Class M-I-1 Certificate Balance (after taking into account the payment of the Class A-I Principal Distribution Amount and the Class M-I-1 Principal Distribution Amount for that distribution date) and (2) the Certificate Principal Balance of the Class M-I-2 Certificates immediately prior to that distribution date over (B) the lesser of (x) the product of
     (1) the applicable Subordination Percentage and (2) the aggregate Stated Principal Balance of the Group I Mortgage Loans after giving effect to distributions to be made on that distribution date and (y) the aggregate Stated Principal Balance of the Group I Mortgage Loans immediately preceding that distribution date, less the Overcollatralization Floor.

________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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CLASS M-I-3 PRINCIPAL  DISTRIBUTION  AMOUNT:  With  respect to any  Distribution
     Date: (1) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Trigger Event is in effect, the remaining Group I Principal Distribution Amount for that distribution date after distribution of the Class A-I, M-I-1 and M-I-2 Principal Distribution Amount, or (2) on or after the Group I Stepdown Date if a Trigger Event is not in effect for that distribution date, the lesser of: (I) the remaining Group I Principal Distribution Amount for that distribution date after distribution of the Class A-I, M-I-1 and M-I-2 Principal Distribution Amount; and (II) the excess of (A) the sum of (1) the aggregate Class A-I, M-I-1 and M-I-2 Certificate Balance (after taking into account the payment of the sum of the Class A-I, M-I-1 and M-I-2 Principal Distribution Amount for that distribution date) and (2) the Certificate Principal Balance of the Class M-I-3 Certificates immediately prior to that distribution date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate Stated Principal Balance of the Group I Mortgage Loans after giving affect to distributions to be made on that distribution date and (y) the aggregate Stated Principal Balance of the Group I Mortgage
     Loans   immediately    preceding   that   distribution   date,   less   the
     Overcollatralization Floor.


CLASSA-II PRINCIPAL  DISTRIBUTION AMOUNT: With respect to any Distribution Date,
     (1) prior to the Group II Stepdown Date or on or after the Group II Stepdown Date if a Trigger Event is in effect, the Group II Principal Distribution Amount for that distribution date, or (2) on or after the Group II Stepdown Date if a Trigger Event is not in effect for that distribution date, the lesser of: (I) the Group II Principal Distribution Amount for that distribution date; and (II) the excess of (A) the aggregate Class A-II Certificate Balance immediately prior to that distribution date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate Stated Principal Balance of the Group II Mortgage Loans after giving effect to distributions to be made on that distribution date and (y) the aggregate Stated Principal Balance of the Group II Mortgage Loans immediately preceding that distribution date, less the Overcollatralization Floor.

________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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CLASS M-II-1 PRINCIPAL  DISTRIBUTION  AMOUNT:  With respect to any  Distribution
     Date: (1) prior to the Group II Stepdown Date or on or after the Group II Stepdown Date if a Trigger Event is in effect, the remaining Group II Principal Distribution Amount for that distribution date after distribution of the Class A-II Principal Distribution Amount, or (2) on or after the Group II Stepdown Date if a Trigger Event is not in effect for that distribution date, the lesser of: (I) the remaining Group II Principal
     Distribution Amount for that distribution date after distribution of the Class A-II Principal Distribution Amount; and (II) the excess of (A) the sum of (1) the aggregate Class A-II Certificate Balance (after taking into account the payment of the Class A-II Principal Distribution Amount for that distribution date) and (2) the Certificate Principal Balance of the Class M-II-1 Certificates immediately prior to that distribution date over
     (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate Stated Principal Balance of the Group II Mortgage Loans after giving effect to distributions to be made on that distribution date and (y) the aggregate Stated Principal Balance of the Group II Mortgage Loans immediately preceding that distribution date, less the Overcollatralization Floor.

________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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CLASS M-II-2 PRINCIPAL  DISTRIBUTION  AMOUNT:  With respect to any  Distribution
     Date: (1) prior to the Group II Stepdown Date or on or after the Group II Stepdown Date if a Trigger Event is in effect, the remaining Group II Principal Distribution Amount for that distribution date after distribution of the Class A-II Principal Distribution Amount and the Class M-II-1 Distribution Amount, or (2) on or after the Group II Stepdown Date if a Trigger Event is not in effect for that distribution date, the lesser of:
     (I)  the  remaining  Group  II  Principal   Distribution  Amount  for  that
     distribution   date  after   distribution   of  the  Class  A-II  Principal
     Distribution Amount and the Class M-II-1 Principal Distribution Amount; and
     (II) the excess of (A) the sum of (1) the aggregate Class A-II Certificate Balance and Class M-II-1 Certificate Balance (after taking into account the payment of the Class A-II Principal Distribution Amount and the Class M-II-1 Principal Distribution Amount for that distribution date) and (2)
     the  Certificate   Principal  Balance  of  the  Class  M-II-2  Certificates
     immediately prior to that distribution date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate Stated Principal Balance of the Group II Mortgage Loans after giving effect to distributions to be made on that distribution date and (y) the aggregate Stated Principal Balance of the Group II Mortgage Loans immediately preceding that distribution date, less the Overcollatralization Floor.


________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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________________________________________________________________________________


CLASSM-II-3  PRINCIPAL  DISTRIBUTION  AMOUNT:  With respect to any  Distribution
     Date: (1) prior to the Group II Stepdown Date or on or after the Group II Stepdown Date if a Trigger Event is in effect, the remaining Group II Principal Distribution Amount for that distribution date after distribution of the Class A-II, M-II-1 and M-II-2 Principal Distribution Amount, or (2) on or after the Group II Stepdown Date if a Trigger Event is not in effect for that distribution date, the lesser of: (I) the remaining Group II Principal Distribution Amount for that distribution date after distribution of the Class A-II, M-II-1 and M-II-2 Principal Distribution Amount; and
     (II) the excess of (A) the sum of (1) the aggregate Class A-II, M-II-1 and M-II-2 Certificate Balance (after taking into account the payment of the sum of the Class A-II, M-II-1 and M-II-2 Principal Distribution Amount for that distribution date) and (2) the Certificate Principal Balance of the Class M-II-3 Certificates immediately prior to that distribution date over
     (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate Stated Principal Balance of the Group II Mortgage Loans after giving affect to distributions to be made on that distribution date and (y) the aggregate Stated Principal Balance of the Group II Mortgage Loans immediately preceding that distribution date, less the Overcollatralization Floor.

BASISRISK   SHORTFALL   CARRY-FORWARD   AMOUNT:   The  "Basis   Risk   Shortfall
     Carry-Forward Amount" is equal to the aggregate amount of Basis Risk Shortfall on such Distribution Date, plus any unpaid Basis Risk Shortfall from prior Distribution Dates, plus interest thereon to the extent previously unreimbursed.

     On any Distribution Date on which any of the Group II Certificates receive interest based on the Group II Net WAC Cap Rate, "Basis Risk Shortfall" is equal to the excess, if any, of (a) accrued certificate interest on the related Group II Certificate calculated pursuant to the lesser of (i) clause (x) of the definition of Pass-Through Rate for the Group II Certificates and (ii) 14% over (b) accrued certificate interest on the related Group II Certificate calculated pursuant to the Group II Net WAC Cap Rate. Basis Risk Shortfall will only be recoverable from Excess Cash Flow.

________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


GROUPI STEPDOWN DATE: The later to occur of (x) the  distribution  date in April
     2005 (i.e., the 37th distribution date) and (y) the first distribution date on which the aggregate certificate principal balance of the Class M-I Certificates immediately prior to that distribution date is equal to or greater than [15.50]% of the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the end of the preceding due period and the Group I Overcollateralization Amount is equal to the Group I Required Overcollateralization Amount.

GROUPII STEPDOWN DATE: The later to occur of (x) the distribution  date in April
     2005 (i.e., the 37th distribution date) and (y) the first distribution date on which the aggregate certificate principal balance of the Class M-II Certificates immediately prior to that distribution date is equal to or greater than [27.00]% of the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the end of the preceding due period and the Group II Overcollateralization Amount is equal to the Group II Required Overcollateralization Amount.

SUBORDINATION  PERCENTAGE:  As  to  any  class  of  offered  certificates,   the
     respective percentages set forth below:

                  Class A-I      83.50%        Class A-II     71.50%
                  Class M-I-1    90.00%        Class M-II-1   83.00%
                  Class M-I-2    95.00%        Class M-II-2   91.50%
                  Class M-I-3    99.00%        Class M-II-3   98.50%

GROUPI REQUIRED OVERCOLLATERALIZATION AMOUNT: With respect to any distribution date, approximately $1,931,465 (or 0.50% of the original principal balance of the Group I Mortgage Loans). The initial amount of overcollateralization with respect to the Group I Mortgage Loans is equal to approximately 0.00%.

GROUPII REQUIRED OVERCOLLATERALIZATION AMOUNT: With respect to any distribution date, (a) if such distribution date is prior to the Group II Stepdown Date, [0.75]% of the Group II Cut-off Date Balance, or (b) if such distribution date is on or after the Group II Stepdown Date, the greatest of (i) 1.50% of the current aggregate Stated Principal Balances of the Group II Mortgage Loans as of the end of the related due period and (ii) 0.50% of the Group II Cut-off Date Balance. The initial amount of overcollateralization with respect to the Group II Mortgage Loans is equal to approximately 0.00%.

________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


OVERCOLLATERALIZATION FLOOR: As to either loan group, an amount equal to 0.50% of the aggregate Stated Principal Balance of the related mortgage loans as of the cut-off date.

OVERCOLLATERALIZATION AMOUNT: With respect to any distribution date and each loan group, the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans in the related loan group before giving effect to distributions of principal to be made on that distribution date, over the aggregate Certificate Principal Balance of the related Class A Certificates and Class M Certificates, other than the Class A-I-IO Certificates, as of such date, before taking into account distribution of principal to be made on that distribution date.

TRIGGER EVENT:  With respect to any  distribution  date and the Group I Mortgage
     Loans, if the three-month rolling average of 60+ day delinquent loans (including foreclosures and REO in the related Loan Group) equals or exceeds [50]% of the Group I Senior Enhancement Percentage. With respect to any distribution date and the Group II Mortgage Loans, if the three-month rolling average of 60+ day delinquent loans (including foreclosures and REO in the related Loan Group) in the related Loan Group equals or exceeds [40]% of the Group II Senior Enhancement Percentage.

GROUPI SENIOR ENHANCEMENT PERCENTAGE:  For any distribution date, the percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balances of the of the Class M-I-1, Class M-I-2 and Class M-I-3 Certificates and (ii) the Group I Overcollateralization Amount, in each case prior to the distribution of the related Principal Distribution Amount on such distribution date, by (y) the aggregate principal balance of the Group I Mortgage Loans as of the last day of the related due period.

GROUPII  SENIOR   ENHANCEMENT   PERCENTAGE:   For  any  distribution  date,  the
     percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balances of the of the Class M-II-1, Class M-II-2 and Class M-II-3 Certificates and (ii) the Group II Overcollateralization Amount, in each case prior to the distribution of the related Principal Distribution Amount on such distribution date, by (y) the aggregate principal balance of the Group II Mortgage Loans as of the last day of the related due period.


________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


ADVANCING: The Master Servicer will be obligated to advance delinquent scheduled payments of principal and interest through the liquidation of REO or until deemed unrecoverable.

COMPENSATING  INTEREST:  The Master  Servicer will be required to cover interest shortfalls as a result of principal prepayments in full up to the lesser of
     (a) one-twelfth of 0.125% and (b) the sum of the Master Servicing Fee payable to the Master Servicer plus reinvestment income for such distribution date.

MINIMUM DENOMINATIONS: For Classes A-I, A-II, M-I-1 and M-II-1: $25,000 and integral multiples of $1 in excess thereof; For Classes M-I-2, M-I-3, M-II-2 and M-II-3: $250,000 and integral multiples of $1 in excess thereof.

OPTIONAL CALL DATE:  The Master  Servicer  may, at its  option,  effect an early redemption or termination of either group of certificates on the distribution date on which the aggregate principal balance of the related loan group declines to 10% or less of the original principal balance of the related loan group (the "Optional Call Date").

TAX STATUS: The Trust will be established as two or more REMICs for tax purposes.

ERISA ELIGIBILITY: The Class A-I and Class A-II Certificates are expected to be eligible for benefit plans that are subject to ERISA.

SMMEA TREATMENT: None of the Certificates will constitute "mortgage related securities" for purposes of SMMEA.


________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


                          PREPAYMENT SENSITIVITY TABLES

CLASS A-I-1 (TO CALL AND TO MATURITY)

------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION (CPR):
    FIXED                                 0.00%   10.00%    15.00%   20.00%   23.00%     30.00%
    ARM                                   0.00%   12.50%    18.75%   25.00%   31.25%     37.25%
------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)
                                          11.25     1.97      1.33     1.00     0.79       0.65
MODIFIED DURATION (YEARS)
                                           9.72     1.89      1.30     0.98     0.78       0.64
FIRST PRINCIPAL DISTRIBUTION            4/25/02  4/25/02   4/25/02  4/25/02  4/25/02    4/25/02
LAST PRINCIPAL DISTRIBUTION             2/25/21  7/25/06   2/25/05  5/25/04 11/25/03    8/25/03
PRINCIPAL LOCKOUT (MONTHS)                    0        0         0        0        0          0
PRINCIPAL WINDOW (MONTHS)                   227       52        35       26       20         17
ILLUSTRATIVE YIELD @ PAR (30/360)        2.069%   2.071%    2.073%   2.073%   2.074%     2.075%
------------------------------------------------------------------------------------------------

CLASS A-I-2 (TO CALL AND TO MATURITY)

------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION (CPR):
    FIXED                                 0.00%   10.00%    15.00%   20.00%   23.00%     30.00%
    ARM                                   0.00%   12.50%    18.75%   25.00%   31.25%     37.25%
------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)
                                          22.13     6.38      4.10     3.00     2.31       1.89
MODIFIED DURATION (YEARS)
                                          13.23     5.32      3.62     2.72     2.14       1.76
FIRST PRINCIPAL DISTRIBUTION            2/25/21  7/25/06   2/25/05  5/25/04 11/25/03    8/25/03
LAST PRINCIPAL DISTRIBUTION             2/25/27 10/25/11  12/25/07  5/25/06  3/25/05    9/25/04
PRINCIPAL LOCKOUT (MONTHS)                  226       51        34       25       19         16
PRINCIPAL WINDOW (MONTHS)                    73       64        35       25       17         14
ILLUSTRATIVE YIELD @ PAR (30/360)        4.905%   4.869%    4.840%   4.811%   4.778%     4.746%
------------------------------------------------------------------------------------------------

CLASS A-I-3 (TO CALL AND TO MATURITY)

------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION (CPR):
    FIXED                                 0.00%   10.00%    15.00%   20.00%   23.00%     30.00%
    ARM                                   0.00%   12.50%    18.75%   25.00%   31.25%     37.25%
------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)
                                          25.98    11.59      7.30     5.00     3.80       2.87
MODIFIED DURATION (YEARS)
                                          13.24     8.26      5.80     4.24     3.33       2.58
FIRST PRINCIPAL DISTRIBUTION            2/25/27 10/25/11  12/25/07  5/25/06  3/25/05    9/25/04
LAST PRINCIPAL DISTRIBUTION             3/25/29  1/25/16   8/25/11  4/25/08 10/25/06   10/25/05
PRINCIPAL LOCKOUT (MONTHS)                  298      114        68       49       35         29
PRINCIPAL WINDOW (MONTHS)                    26       52        45       24       20         14
ILLUSTRATIVE YIELD @ PAR (30/360)        5.739%   5.722%    5.703%   5.679%   5.654%     5.621%
------------------------------------------------------------------------------------------------


________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


                          PREPAYMENT SENSITIVITY TABLES

 CLASS A-I-4 (TO CALL)

------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION (CPR):
    FIXED                                 0.00%   10.00%    15.00%   20.00%   23.00%     30.00%
    ARM                                   0.00%   12.50%    18.75%   25.00%   31.25%     37.25%
------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)
                                          27.85    16.20     11.89     8.68     6.46       5.01
MODIFIED DURATION (YEARS)
                                          12.44     9.68      8.00     6.40     5.08       4.13
FIRST PRINCIPAL DISTRIBUTION            3/25/29  1/25/16   8/25/11  4/25/08 10/25/06   10/25/05
LAST PRINCIPAL DISTRIBUTION             4/25/30  2/25/19  10/25/14 10/25/11 11/25/09    6/25/08
PRINCIPAL LOCKOUT (MONTHS)                  323      165       112       72       54         42
PRINCIPAL WINDOW (MONTHS)                    14       38        39       43       38         33
ILLUSTRATIVE YIELD @ PAR (30/360)        6.636%   6.626%    6.616%   6.602%   6.585%     6.565%
------------------------------------------------------------------------------------------------

CLASS A-I-4 (TO MATURITY)

------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION (CPR):
    FIXED                                 0.00%   10.00%    15.00%   20.00%   23.00%     30.00%
    ARM                                   0.00%   12.50%    18.75%   25.00%   31.25%     37.25%
------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)
                                          28.26    18.94     14.25    10.65     7.94       5.93
MODIFIED DURATION (YEARS)
                                          12.50    10.41      8.84     7.26     5.84       4.64
FIRST PRINCIPAL DISTRIBUTION            3/25/29  1/25/16   8/25/11  4/25/08 10/25/06   10/25/05
LAST PRINCIPAL DISTRIBUTION             8/25/31  4/25/30   2/25/27  9/25/22 11/25/18    3/25/16
PRINCIPAL LOCKOUT (MONTHS)                  323      165       112       72       54         42
PRINCIPAL WINDOW (MONTHS)                    30      172       187      174      146        126
ILLUSTRATIVE YIELD @ PAR (30/360)        6.638%   6.664%    6.669%   6.671%   6.662%     6.632%
------------------------------------------------------------------------------------------------

CLASS A-I-5 (TO CALL)

------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION (CPR):
    FIXED                                 0.00%   10.00%    15.00%   20.00%   23.00%     30.00%
    ARM                                   0.00%   12.50%    18.75%   25.00%   31.25%     37.25%
------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)
                                          13.66     8.19      7.34     6.76     6.26       5.58
MODIFIED DURATION (YEARS)
                                           8.81     6.18      5.70     5.36     5.05       4.60
FIRST PRINCIPAL DISTRIBUTION            4/25/05  4/25/05   4/25/05  4/25/05  5/25/05    7/25/05
LAST PRINCIPAL DISTRIBUTION             4/25/30  2/25/19  10/25/14 10/25/11 11/25/09    6/25/08
PRINCIPAL LOCKOUT (MONTHS)                   36       36        36       36       37         39
PRINCIPAL WINDOW (MONTHS)                   301      167       115       79       55         36
ILLUSTRATIVE YIELD @ PAR (30/360)        6.010%   5.991%    5.985%   5.981%   5.976%     5.968%
------------------------------------------------------------------------------------------------


________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


                          PREPAYMENT SENSITIVITY TABLES

CLASS A-I-5 (TO MATURITY)

------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION (CPR):
    FIXED                                 0.00%   10.00%    15.00%   20.00%   23.00%     30.00%
    ARM                                   0.00%   12.50%    18.75%   25.00%   31.25%     37.25%
------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)
                                          13.67     8.21      7.38     6.86     6.52       6.33
MODIFIED DURATION (YEARS)
                                           8.81     6.19      5.71     5.41     5.20       5.08
FIRST PRINCIPAL DISTRIBUTION            4/25/05  4/25/05   4/25/05  4/25/05  5/25/05    7/25/05
LAST PRINCIPAL DISTRIBUTION             6/25/31  2/25/30  12/25/26  6/25/22  9/25/18    1/25/16
PRINCIPAL LOCKOUT (MONTHS)                   36       36        36       36       37         39
PRINCIPAL WINDOW (MONTHS)                   315      299       261      207      161        127
ILLUSTRATIVE YIELD @ PAR (30/360)        6.010%   5.991%    5.985%   5.981%   5.978%     5.977%
------------------------------------------------------------------------------------------------

CLASS A-I-IO (TO CALL AND TO MATURITY)

------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION (CPR):
    FIXED                                   57%      58%       59%      60%      61%        62%
    ARM                                     57%      58%       59%      60%      61%        62%
------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                       2.33
                                                    2.33      2.33     2.33     2.33       2.32
MODIFIED DURATION (YEARS)
                                           1.05     1.05      1.05     1.05     1.04       1.04
FIRST PRINCIPAL DISTRIBUTION            3/25/04  3/25/04   3/25/04  3/25/04  3/25/04    3/25/04
LAST PRINCIPAL DISTRIBUTION             9/25/04  9/25/04   9/25/04  9/25/04  9/25/04    9/25/04
PRINCIPAL LOCKOUT (MONTHS)                   23       23        23       23       23         23
PRINCIPAL WINDOW (MONTHS)                     7        7         7        7        7          7
ILLUSTRATIVE YIELD @ 9.12027%
(30/360)                                 5.000%   5.000%    5.000%   5.000%   3.231%     3.231%
------------------------------------------------------------------------------------------------

CLASS M-I-1 (TO CALL)

------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION (CPR):
    FIXED                                 0.00%   10.00%    15.00%   20.00%   23.00%     30.00%
    ARM                                   0.00%   12.50%    18.75%   25.00%   31.25%     37.25%
------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)
                                          25.14    11.63      8.32     6.29     5.08       4.36
MODIFIED DURATION (YEARS)
                                          11.79     7.63      6.04     4.88     4.11       3.63
FIRST PRINCIPAL DISTRIBUTION            2/25/22  1/25/08   3/25/06  4/25/05  5/25/05    5/25/05
LAST PRINCIPAL DISTRIBUTION             4/25/30  2/25/19  10/25/14 10/25/11 11/25/09    6/25/08
PRINCIPAL LOCKOUT (MONTHS)                  238       69        47       36       37         37
PRINCIPAL WINDOW (MONTHS)                    99      134       104       79       55         38
ILLUSTRATIVE YIELD @ PAR (30/360)        6.756%   6.736%    6.720%   6.703%   6.686%     6.672%
------------------------------------------------------------------------------------------------


________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


                          PREPAYMENT SENSITIVITY TABLES

CLASS M-I-1 (TO MATURITY)

------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION (CPR):
    FIXED                                 0.00%   10.00%    15.00%   20.00%   23.00%     30.00%
    ARM                                   0.00%   12.50%    18.75%   25.00%   31.25%     37.25%
------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)
                                          25.26    12.35      8.88     6.78     5.47       4.68
MODIFIED DURATION (YEARS)
                                          11.81     7.84      6.25     5.11     4.33       3.83
FIRST PRINCIPAL DISTRIBUTION            2/25/22  1/25/08   3/25/06  4/25/05  5/25/05    5/25/05
LAST PRINCIPAL DISTRIBUTION             4/25/31  8/25/25   3/25/20  6/25/16  8/25/13    8/25/11
PRINCIPAL LOCKOUT (MONTHS)                  238       69        47       36       37         37
PRINCIPAL WINDOW (MONTHS)                   111      212       169      135      100         76
ILLUSTRATIVE YIELD @ PAR (30/360)        6.757%   6.750%    6.740%   6.730%   6.716%     6.704%
------------------------------------------------------------------------------------------------

CLASS M-I-2 (TO CALL)

------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION (CPR):
    FIXED                                 0.00%   10.00%    15.00%   20.00%   23.00%     30.00%
    ARM                                   0.00%   12.50%    18.75%   25.00%   31.25%     37.25%
------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)
                                          25.14    11.63      8.32     6.29     5.06       4.31
MODIFIED DURATION (YEARS)
                                          11.63     7.57      6.00     4.85     4.08       3.59
FIRST PRINCIPAL DISTRIBUTION            2/25/22  1/25/08   3/25/06  4/25/05  4/25/05    4/25/05
LAST PRINCIPAL DISTRIBUTION             4/25/30  2/25/19  10/25/14 10/25/11 11/25/09    6/25/08
PRINCIPAL LOCKOUT (MONTHS)                  238       69        47       36       36         36
PRINCIPAL WINDOW (MONTHS)                    99      134       104       79       56         39
ILLUSTRATIVE YIELD @ PAR (30/360)        6.909%   6.888%    6.872%   6.854%   6.837%     6.813%
------------------------------------------------------------------------------------------------

CLASS M-I-2 (TO MATURITY)

------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION (CPR):
    FIXED                                 0.00%   10.00%    15.00%   20.00%   23.00%     30.00%
    ARM                                   0.00%   12.50%    18.75%   25.00%   31.25%     37.25%
------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                                                       4.48
                                          25.21    12.01      8.61     6.54     5.26
MODIFIED DURATION (YEARS)
                                          11.64     7.68      6.11     4.97     4.19       3.69
FIRST PRINCIPAL DISTRIBUTION            2/25/22  1/25/08   3/25/06  4/25/05  4/25/05    4/25/05
LAST PRINCIPAL DISTRIBUTION            12/25/30  4/25/23  10/25/17  7/25/14  1/25/12    4/25/10
PRINCIPAL LOCKOUT (MONTHS)                  238       69        47       36       36         36
PRINCIPAL WINDOW (MONTHS)                   107      184       140      112       82         61
ILLUSTRATIVE YIELD @ PAR (30/360)        6.910%   6.896%    6.883%   6.869%   6.853%     6.831%
------------------------------------------------------------------------------------------------

________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


                          PREPAYMENT SENSITIVITY TABLES

CLASS M-I-3 (TO CALL)

------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION (CPR):
    FIXED                                 0.00%   10.00%    15.00%   20.00%   23.00%     30.00%
    ARM                                   0.00%   12.50%    18.75%   25.00%   31.25%     37.25%
------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)
                                          24.41    10.31      7.26     5.47     4.41       3.80
MODIFIED DURATION (YEARS)
                                          11.50     7.03      5.45     4.36     3.66       3.23
FIRST PRINCIPAL DISTRIBUTION            2/25/22  1/25/08   3/25/06  4/25/05  4/25/05    4/25/05
LAST PRINCIPAL DISTRIBUTION             4/25/30  2/25/19  10/25/14 10/25/11 11/25/09    6/25/08
PRINCIPAL LOCKOUT (MONTHS)                  238       69        47       36       36         36
PRINCIPAL WINDOW (MONTHS)                    99      134       104       79       56         39
ILLUSTRATIVE YIELD @ PAR (30/360)        6.909%   6.884%    6.865%   6.844%   6.824%     6.798%
------------------------------------------------------------------------------------------------

CLASS M-I-3 (TO MATURITY)

------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION (CPR):
    FIXED                                 0.00%   10.00%    15.00%   20.00%   23.00%     30.00%
    ARM                                   0.00%   12.50%    18.75%   25.00%   31.25%     37.25%
------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)
                                          24.41    10.31      7.26     5.47     4.41       3.80
MODIFIED DURATION (YEARS)
                                          11.50     7.03      5.45     4.36     3.66       3.23
FIRST PRINCIPAL DISTRIBUTION            2/25/22  1/25/08   3/25/06  4/25/05  4/25/05    4/25/05
LAST PRINCIPAL DISTRIBUTION             4/25/30  2/25/19  10/25/14 10/25/11 11/25/09    6/25/08
PRINCIPAL LOCKOUT (MONTHS)                  238       69        47       36       36         36
PRINCIPAL WINDOW (MONTHS)                    99      134       104       79       56         39
ILLUSTRATIVE YIELD @ PAR (30/360)        6.909%   6.884%    6.865%   6.844%   6.824%     6.798%
------------------------------------------------------------------------------------------------

CLASS A-II (TO CALL)

------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION (CPR):
    FIXED                                 0.00%   10.00%    15.00%   20.00%   23.00%     30.00%
    ARM                                   0.00%   12.50%    18.75%   25.00%   31.25%     37.25%
------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)
                                          19.36     5.48      3.69     2.70     2.05       1.58
MODIFIED DURATION (YEARS)
                                          15.21     4.91      3.41     2.54     1.96       1.52
FIRST PRINCIPAL DISTRIBUTION            4/25/02  4/25/02   4/25/02  4/25/02  4/25/02    4/25/02
LAST PRINCIPAL DISTRIBUTION             8/25/30  7/25/17   9/25/12 12/25/09  3/25/08    1/25/07
PRINCIPAL LOCKOUT (MONTHS)                    0        0         0        0        0          0
PRINCIPAL WINDOW (MONTHS)                   341      184       126       93       72         58
ILLUSTRATIVE YIELD @ PAR (30/360)        2.192%   2.193%    2.193%   2.194%   2.194%     2.195%
------------------------------------------------------------------------------------------------



________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________



                          PREPAYMENT SENSITIVITY TABLES

CLASS A-II (TO MATURITY)

------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION (CPR):
    FIXED                                 0.00%   10.00%    15.00%   20.00%   23.00%     30.00%
    ARM                                   0.00%   12.50%    18.75%   25.00%   31.25%     37.25%
------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)
                                          19.42     5.86      4.01     2.95     2.25       1.74
MODIFIED DURATION (YEARS)
                                          15.25     5.17      3.65     2.74     2.12       1.65
FIRST PRINCIPAL DISTRIBUTION            4/25/02  4/25/02   4/25/02  4/25/02  4/25/02    4/25/02
LAST PRINCIPAL DISTRIBUTION            12/25/31  7/25/29   7/25/24  6/25/19 11/25/15    3/25/13
PRINCIPAL LOCKOUT (MONTHS)                    0        0         0        0        0          0
PRINCIPAL WINDOW (MONTHS)                   357      328       268      207      164        132
ILLUSTRATIVE YIELD @ PAR (30/360)        2.192%   2.206%    2.211%   2.214%   2.216%     2.218%
------------------------------------------------------------------------------------------------

CLASS M-II-1 (TO CALL)

------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION (CPR):
    FIXED                                 0.00%   10.00%    15.00%   20.00%   23.00%     30.00%
    ARM                                   0.00%   12.50%    18.75%   25.00%   31.25%     37.25%
------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)
                                          26.26    10.18      6.87     5.16     4.36       4.12
MODIFIED DURATION (YEARS)
                                          18.65     8.68      6.14     4.73     4.06       3.85
FIRST PRINCIPAL DISTRIBUTION            9/25/24  2/25/07   6/25/05  5/25/05  7/25/05   10/25/05
LAST PRINCIPAL DISTRIBUTION             8/25/30  7/25/17   9/25/12 12/25/09  3/25/08    1/25/07
PRINCIPAL LOCKOUT (MONTHS)                  269       58        38       37       39         42
PRINCIPAL WINDOW (MONTHS)                    72      126        88       56       33         16
ILLUSTRATIVE YIELD @ PAR (30/360)        2.673%   2.674%    2.674%   2.675%   2.675%     2.675%
------------------------------------------------------------------------------------------------

CLASS M-II-1 (TO MATURITY)

------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION (CPR):
    FIXED                                 0.00%   10.00%    15.00%   20.00%   23.00%     30.00%
    ARM                                   0.00%   12.50%    18.75%   25.00%   31.25%     37.25%
------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)
                                          26.39    11.00      7.53     5.67     4.77       4.44
MODIFIED DURATION (YEARS)
                                          18.72     9.19      6.60     5.12     4.39       4.12
FIRST PRINCIPAL DISTRIBUTION            9/25/24  2/25/07   6/25/05  5/25/05  7/25/05   10/25/05
LAST PRINCIPAL DISTRIBUTION            10/25/31  2/25/26  12/25/19  8/25/15  9/25/12    8/25/10
PRINCIPAL LOCKOUT (MONTHS)                  269       58        38       37       39         42
PRINCIPAL WINDOW (MONTHS)                    86      229       175      124       87         59
ILLUSTRATIVE YIELD @ PAR (30/360)        2.675%   2.695%    2.701%   2.704%   2.704%     2.700%
------------------------------------------------------------------------------------------------

________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


                          PREPAYMENT SENSITIVITY TABLES

CLASS M-II-2 (TO CALL)

------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION (CPR):
    FIXED                                 0.00%   10.00%    15.00%   20.00%   23.00%     30.00%
    ARM                                   0.00%   12.50%    18.75%   25.00%   31.25%     37.25%
------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)
                                          26.26    10.18      6.87     5.14     4.25       3.82
MODIFIED DURATION (YEARS)
                                          17.66     8.45      6.02     4.64     3.90       3.54
FIRST PRINCIPAL DISTRIBUTION            9/25/24  2/25/07   6/25/05  4/25/05  5/25/05    6/25/05
LAST PRINCIPAL DISTRIBUTION             8/25/30  7/25/17   9/25/12 12/25/09  3/25/08    1/25/07
PRINCIPAL LOCKOUT (MONTHS)                  269       58        38       36       37         38
PRINCIPAL WINDOW (MONTHS)                    72      126        88       57       35         20
ILLUSTRATIVE YIELD @ PAR (30/360)        3.136%   3.136%    3.137%   3.137%   3.137%     3.138%
------------------------------------------------------------------------------------------------

CLASS M-II-2 (TO MATURITY)

------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION (CPR):
    FIXED                                 0.00%   10.00%    15.00%   20.00%   23.00%     30.00%
    ARM                                   0.00%   12.50%    18.75%   25.00%   31.25%     37.25%
------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)
                                          26.38    10.83      7.38     5.53     4.56       4.07
MODIFIED DURATION (YEARS)
                                          17.71     8.84      6.37     4.93     4.15       3.75
FIRST PRINCIPAL DISTRIBUTION            9/25/24  2/25/07   6/25/05  4/25/05  5/25/05    6/25/05
LAST PRINCIPAL DISTRIBUTION             8/25/31 12/25/23  11/25/17 12/25/13  5/25/11    8/25/09
PRINCIPAL LOCKOUT (MONTHS)                  269       58        38       36       37         38
PRINCIPAL WINDOW (MONTHS)                    84      203       150      105       73         51
ILLUSTRATIVE YIELD @ PAR (30/360)        3.137%   3.162%    3.170%   3.173%   3.174%     3.171%
------------------------------------------------------------------------------------------------

CLASS M-II-3 (TO CALL)

------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION (CPR):
    FIXED                                 0.00%   10.00%    15.00%   20.00%   23.00%     30.00%
    ARM                                   0.00%   12.50%    18.75%   25.00%   31.25%     37.25%
------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)
                                          26.12     9.73      6.55     4.89     4.00       3.55
MODIFIED DURATION (YEARS)
                                          16.22     7.84      5.62     4.34     3.63       3.25
FIRST PRINCIPAL DISTRIBUTION            9/25/24  2/25/07   6/25/05  4/25/05  4/25/05    4/25/05
LAST PRINCIPAL DISTRIBUTION             8/25/30  7/25/17   9/25/12 12/25/09  3/25/08    1/25/07
PRINCIPAL LOCKOUT (MONTHS)                  269       58        38       36       36         36
PRINCIPAL WINDOW (MONTHS)                    72      126        88       57       36         22
ILLUSTRATIVE YIELD @ PAR (30/360)        3.856%   3.857%    3.858%   3.858%   3.858%     3.859%
------------------------------------------------------------------------------------------------


________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


                          PREPAYMENT SENSITIVITY TABLES

CLASS M-II-3 (TO MATURITY)

------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION (CPR):
    FIXED                                 0.00%   10.00%    15.00%   20.00%   23.00%     30.00%
    ARM                                   0.00%   12.50%    18.75%   25.00%   31.25%     37.25%
------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)
                                          26.15     9.86      6.66     4.97     4.07       3.60
MODIFIED DURATION (YEARS)
                                          16.23     7.92      5.69     4.40     3.68       3.29
FIRST PRINCIPAL DISTRIBUTION            9/25/24  2/25/07   6/25/05  4/25/05  4/25/05    4/25/05
LAST PRINCIPAL DISTRIBUTION             3/25/31  7/25/20   1/25/15  9/25/11  8/25/09    2/25/08
PRINCIPAL LOCKOUT (MONTHS)                  269       58        38       36       36         36
PRINCIPAL WINDOW (MONTHS)                    79      162       116       78       53         35
ILLUSTRATIVE YIELD @ PAR (30/360)        3.857%   3.866%    3.869%   3.871%   3.872%     3.871%
------------------------------------------------------------------------------------------------



________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________



                               GROUP I NET WAC CAP


                    DISTRIBUTION    NET WAC
        MONTH           DATE        CAP (%)

          1           4/25/02        6.976
          2           5/25/02        6.960
          3           6/25/02        6.944
          4           7/25/02        6.927
          5           8/25/02        6.910
          6           9/25/02        6.893
          7           10/25/02       7.001
          8           11/25/02       6.989
          9           12/25/02       6.970
          10          1/25/03        6.954
          11          2/25/03        6.937
          12          3/25/03        6.920
          13          4/25/03        7.045
          14          5/25/03        7.031
          15          6/25/03        7.015
          16          7/25/03        7.000
          17          8/25/03        6.984
          18          9/25/03        6.968
          19          10/25/03       7.059
          20          11/25/03       7.044
          21          12/25/03       7.029
          22          1/25/04        7.014
          23          2/25/04        6.999
          24          3/25/04        6.983
          25          4/25/04        7.247
          25          5/25/04        7.236



________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


                              GROUP II NET WAC CAP
                   (Based on Current Collateral Index Values)


     DISTRIBUTION   NET WAC          DISTRIBUTION   NET WAC         DISTRIBUTION   NET WAC
MONTH        DATE   CAP (%)     MONTH       DATE    CAP (%)    MONTH       DATE    CAP (%)

  1       4/25/02     8.189      37      4/25/05      8.535     73      4/25/08      8.175

  2       5/25/02     8.462      38      5/25/05      8.819     74      5/25/08      8.448

  3       6/25/02     8.189      39      6/25/05      8.535     75      6/25/08      8.176

  4       7/25/02     8.462      40      7/25/05      8.751     76      7/25/08      8.449

  5       8/25/02     8.189      41      8/25/05      8.156     77      8/25/08      8.178

  6       9/25/02     8.189      42      9/25/05      8.156     78      9/25/08      8.178

  7      10/25/02     8.462      43     10/25/05      8.429     79     10/25/08      8.451

  8      11/25/02     8.189      44     11/25/05      8.157     80     11/25/08      8.179

  9      12/25/02     8.462      45     12/25/05      8.430     81     12/25/08      8.453

 10       1/25/03     8.184      46      1/25/06      8.159     82      1/25/09      8.181

 11       2/25/03     8.184      47      2/25/06      8.159     83      2/25/09      8.181

 12       3/25/03     9.061      48      3/25/06      9.034     84      3/25/09      9.059

 13       4/25/03     8.184      49      4/25/06      8.160     85      4/25/09      8.183

 14       5/25/03     8.457      50      5/25/06      8.433     86      5/25/09      8.456

 15       6/25/03     8.185      51      6/25/06      8.161     87      6/25/09      8.184

 16       7/25/03     8.457      52      7/25/06      8.434     88      7/25/09      8.458

 17       8/25/03     8.185      53      8/25/06      8.163     89      8/25/09      8.185

 18       9/25/03     8.185      54      9/25/06      8.163     90      9/25/09      8.186

 19      10/25/03     8.458      55     10/25/06      8.436     91     10/25/09      8.460

 20      11/25/03     8.185      56     11/25/06      8.164     92     11/25/09      8.187

 21      12/25/03     8.458      57     12/25/06      8.437     93     12/25/09      8.461

 22       1/25/04     8.418      58      1/25/07      8.166

 23       2/25/04     8.418      59      2/25/07      8.166

 24       3/25/04     8.999      60      3/25/07      9.042

 25       4/25/04     8.418      61      4/25/07      8.167

 26       5/25/04     8.699      62      5/25/07      8.440

 27       6/25/04     8.419      63      6/25/07      8.169

 28       7/25/04     8.700      64      7/25/07      8.442

 29       8/25/04     8.419      65      8/25/07      8.170

 30       9/25/04     8.419      66      9/25/07      8.171

 31      10/25/04     8.700      67     10/25/07      8.444

 32      11/25/04     8.420      68     11/25/07      8.172

 33      12/25/04     8.700      69     12/25/07      8.445

 34       1/25/05     8.420      70      1/25/08      8.173

 35       2/25/05     8.534      71      2/25/08      8.174

 36       3/25/05     9.449      72      3/25/08      8.738


________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


                              GROUP II NET WAC CAP
                   (Based on Maximum Collateral Index Values)

     DISTRIBUTION   NET WAC          DISTRIBUTION   NET WAC         DISTRIBUTION   NET WAC
MONTH        DATE   CAP (%)     MONTH       DATE    CAP (%)    MONTH       DATE    CAP (%)

  1       4/25/02     8.189      37      4/25/05     11.529     73      4/25/08     13.812

  2       5/25/02     8.462      38      5/25/05     11.914     74      5/25/08     14.273

  3       6/25/02     8.189      39      6/25/05     11.531     75      6/25/08     13.813

  4       7/25/02     8.462      40      7/25/05     12.848     76      7/25/08     14.273

  5       8/25/02     8.189      41      8/25/05     13.154     77      8/25/08     13.813

  6       9/25/02     8.189      42      9/25/05     13.154     78      9/25/08     13.813

  7      10/25/02     8.462      43     10/25/05     13.593     79     10/25/08     14.274

  8      11/25/02     8.189      44     11/25/05     13.155     80     11/25/08     13.814

  9      12/25/02     8.462      45     12/25/05     13.594     81     12/25/08     14.275

 10       1/25/03     8.209      46      1/25/06     13.182     82      1/25/09     13.815

 11       2/25/03     8.209      47      2/25/06     13.345     83      2/25/09     13.815

 12       3/25/03     9.089      48      3/25/06     14.775     84      3/25/09     15.296

 13       4/25/03     8.209      49      4/25/06     13.346     85      4/25/09     13.816

 14       5/25/03     8.483      50      5/25/06     13.791     86      5/25/09     14.277

 15       6/25/03     8.210      51      6/25/06     13.346     87      6/25/09     13.816

 16       7/25/03     8.493      52      7/25/06     13.791     88      7/25/09     14.277

 17       8/25/03     8.219      53      8/25/06     13.797     89      8/25/09     13.817

 18       9/25/03     8.219      54      9/25/06     13.798     90      9/25/09     13.817

 19      10/25/03     8.493      55     10/25/06     14.258     91     10/25/09     14.278

 20      11/25/03     8.219      56     11/25/06     13.798     92     11/25/09     13.818

 21      12/25/03     8.493      57     12/25/06     14.258     93     12/25/09     14.279

 22       1/25/04     9.882      58      1/25/07     13.799

 23       2/25/04     9.882      59      2/25/07     13.799

 24       3/25/04    10.565      60      3/25/07     15.278

 25       4/25/04     9.884      61      4/25/07     13.800

 26       5/25/04    10.214      62      5/25/07     14.260

 27       6/25/04     9.885      63      6/25/07     13.800

 28       7/25/04    10.817      64      7/25/07     14.260

 29       8/25/04    10.469      65      8/25/07     13.810

 30       9/25/04    10.469      66      9/25/07     13.810

 31      10/25/04    10.819      67     10/25/07     14.271

 32      11/25/04    10.471      68     11/25/07     13.811

 33      12/25/04    10.821      69     12/25/07     14.271

 34       1/25/05    11.056      70      1/25/08     13.811

 35       2/25/05    11.527      71      2/25/08     13.811

 36       3/25/05    12.763      72      3/25/08     14.764


________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


--------------------------------------------------------------------------------
THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL       CONTAINED       IN       THE       PROSPECTUS       SUPPLEMENT.
--------------------------------------------------------------------------------


                       GROUP I MORTGAGE LOANS (FIXED RATE)
                             AS OF THE CUT-OFF DATE



----------------------------------------------------------------------------------------------------
COLLATERAL              EXPANDED         JUMBO A     ALTERNET      HOME      SEASONED      TOTAL
SUB-GROUP               CRITERIA       EXCEPTIONS   EXCEPTIONS  SOLUTIONS      LOANS
                       EXCEPTIONS                               EXCEPTIONS
SHELF                                     RFMSI        RASC     RAMP - RZ        -
                          RALI
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 Percent of Total              58.31%        20.40%      9.57%          7.62%            4.10%           100.00%
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 Current Balance      $225,231,218.87  $78,819,844.07  $36,968,977.41  $29,418,387.36  $15,854,638.28  $386,293,065.99
 Loan Count                     1,463           201        375            260             87                2,386
 Average Balance             $153,952      $392,139    $98,584          $113,148       $182,237           $161,900
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 Gross WAC (%)                 8.273%        7.024%     9.384%          8.041%           8.996%            8.137%
 WA Orig. Term                    350           328        314            238             306                332
(mos)
 WA Age (mos)                       2             3          4             3              116                 7
----------------------------------------------------------------------------------------------------
 WA Credit Score                  683           687        623            714             696                681
 WA Original LTV*              84.92%        77.19%     87.35%          100.72%          74.27%            84.34%
----------------------------------------------------------------------------------------------------
-------------------
 Purchase                      62.83%        33.37%     34.77%          67.85%           65.63%            54.63%
 Refinance                     23.53%        39.67%     54.65%          19.16%           11.57%            28.98%
 Rate/Term                     13.64%        26.96%     10.57%          12.99%           22.81%            16.39%
Refinance
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Current                       100.00%        99.62%     98.89%          99.63%          100.00%            99.79%
30-59 Days                          -         0.38%      1.11%           0.37%               -              0.21%
Delinquent
60-89 Days                          -             -          -            -                  -                 -
Delinquent
----------------------------------------------------------------------------------------------------

     * With respect to Group I Loans secured by second liens, the combined loan-to-value ratio is used for this table and throughout this prospectus supplement.




________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


--------------------------------------------------------------------------------
THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL       CONTAINED       IN       THE       PROSPECTUS       SUPPLEMENT.
--------------------------------------------------------------------------------

          ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS*

            RANGE OF                NUMBER OF      CUT-OFF DATE    PERCENTAGE OF
     LOAN-TO-VALUE RATIOS (%)          LOANS     PRINCIPAL BALANCE    LOAN POOL

          Up to 40.00                  18            $2,644,620.26         0.68%
         40.01 to 50.00                21             4,074,448.64         1.05%
         50.01 to 60.00                43             9,033,703.31         2.34%
         60.01 to 70.00                134           29,711,851.40         7.69%
         70.01 to 80.00                666          141,233,990.13        36.56%
         80.01 to 90.00                527           75,364,920.81        19.51%
        90.01 to 100.00                872          111,988,468.05        28.99%
        100.01 to 110.00               98            11,943,044.48         3.09%
        110.01 to 120.00                3                                  0.05%
                                                        179,940.72
         120.01 and Up                  4               118,078.19         0.03%
             TOTAL                    2,386        $386,293,065.99       100.00%

            * Combined Loan-To-Value is used for second lien mortgage loans.

    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS*

            RANGE OF                NUMBER OF      CUT-OFF DATE    PERCENTAGE OF
  ORIGINAL MORTGAGE LOAN BALANCE       LOANS     PRINCIPAL BALANCE    LOAN POOL

          0.01 - 25,000.00              6              $120,614.50         0.03%
     25,000.01 - 50,000.00             158            6,320,922.20         1.64%
     50,000.01 - 75,000.00             392           24,506,101.31         6.34%
     75,000.01 - 100,000.00            422           36,803,821.02         9.53%
    100,000.01 - 125,000.00            297           33,271,875.93         8.61%
    125,000.01 - 150,000.00            252           34,464,790.35         8.92%
    150,000.01 - 175,000.00            155           24,982,560.88         6.47%
    175,000.01 - 200,000.00            93            17,111,035.53         4.43%
    200,000.01 - 225,000.00            88            18,244,371.58         4.72%
    225,000.01 - 250,000.00            75            17,250,247.47         4.47%
    250,000.01 - 275,000.00            55            14,207,578.14         3.68%
    275,000.01 - 300,000.00            53            14,646,918.20         3.79%
    300,000.01 - 400,000.00            197           66,396,400.12        17.19%
    400,000.01 - 500,000.00            78            34,995,641.72         9.06%
    500,000.01 - 600,000.00            30            16,376,512.17         4.24%
    600,000.01 - 700,000.00            17            10,824,693.15         2.80%
    700,000.01 - 800,000.00             7             5,193,374.50         1.34%
    800,000.01 - 900,000.00             4             3,431,944.27         0.89%
   900,000.01 - 1,000,000.00            5             4,815,398.98         1.25%
  1,000,000.01 - 1,500,000.00           2             2,328,263.97         0.60%
             TOTAL                    2,386        $386,293,065.99       100.00%

          * Combined Loan-To-Value is used for second lien mortgage loans.


________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


--------------------------------------------------------------------------------
THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL       CONTAINED       IN       THE       PROSPECTUS       SUPPLEMENT.
--------------------------------------------------------------------------------

             CREDIT SCORE DISTRIBUTION OF THE GROUP I MORTGAGE LOANS

          RANGE OF                NUMBER OF      CUT-OFF DATE     PERCENTAGE
       CREDIT SCORES                LOANS     PRINCIPAL BALANCE  OF LOAN POOL

         Up to 499                    5              $361,551.02         0.09%
         500 to 519                  16             1,577,134.64         0.41%
         520 to 539                  35             3,258,241.41         0.84%
         540 to 559                  39             3,670,167.14         0.95%
         560 to 579                  29             3,438,210.14         0.89%
         580 to 599                  56             6,478,422.37         1.68%
         600 to 619                  144           20,206,130.25         5.23%
         620 to 639                  272           42,767,972.43        11.07%
         640 to 659                  311           49,678,727.17        12.86%
         660 to 679                  366           64,019,583.75        16.57%
         680 to 699                  312           55,264,587.82        14.31%
         700 to 719                  238           39,720,012.64        10.28%
         720 to 739                  205           32,277,838.38         8.36%
         740 to 759                  142           26,503,767.42         6.86%
         760 to 779                  119           22,923,938.18         5.93%
         780 to 799                  59             9,290,009.79         2.40%
         800 to 819                  14             2,344,217.29         0.61%
         820 to 839                   1                81,785.45         0.02%
       Not Available                 23             2,430,768.70         0.63%
           TOTAL                    2,386        $386,293,065.99       100.00%


                  PROPERTY TYPES OF THE GROUP I MORTGAGE LOANS

                                     NUMBER OF      CUT-OFF DATE     PERCENTAGE
          PROPERTY TYPE                LOANS     PRINCIPAL BALANCE  OF LOAN POOL

 SF Detached                         1,785        $277,067,891.50        71.72%
 PUD                                  355           82,018,347.08        21.23%
 Low-Rise Condo                       139           14,952,426.69         3.87%
 PUD Attached                         45             5,019,028.76         1.30%
 Manufactured Housing                 31             2,602,640.46         0.67%
 Hi-Rise Condo                        13             2,570,994.43         0.67%
 Condo                                 7             1,003,585.14         0.26%
 Townhouse                             9               920,404.01         0.24%
 Modular                               1                74,824.53         0.02%
 Coop                                  1                62,923.39         0.02%
              TOTAL                  2,386        $386,293,065.99       100.00%



________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


--------------------------------------------------------------------------------
THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL       CONTAINED       IN       THE       PROSPECTUS       SUPPLEMENT.
--------------------------------------------------------------------------------

              GEOGRAPHIC DISTRIBUTION OF THE GROUP I MORTGAGE LOANS

          STATE                  NUMBER OF      CUT-OFF DATE     PERCENTAGE
                                   LOANS     PRINCIPAL BALANCE  OF LOAN POOL

            FL                      728          $92,993,267.02        24.07%
            CA                      248           69,595,831.65        18.02%
            IL                      105           20,509,764.31         5.31%
            IN                      177           18,468,047.22         4.78%
            OH                      107           13,001,784.92         3.37%
            CO                      47            12,725,669.35         3.29%
            NJ                      53            12,625,449.52         3.27%
            VA                      58            11,789,133.41         3.05%
            NY                      54            11,655,094.99         3.02%
            MI                      71            10,797,132.57         2.80%
            AZ                      60            10,349,528.33         2.68%
            TX                      63             9,577,917.28         2.48%
            NC                      65             8,490,202.94         2.20%
            GA                      53             8,078,547.80         2.09%
         Other *                    497           75,635,694.68        19.58%
          TOTAL                    2,386        $386,293,065.99       100.00%

          * Other includes states and the District of Columbia with less than 2.00% concentrations individually.

                  OCCUPANCY TYPES OF THE GROUP I MORTGAGE LOANS

                                 NUMBER OF      CUT-OFF DATE       PERCENTAGE
         OCCUPANCY STATUS          LOANS     PRINCIPAL BALANCE    OF LOAN POOL

 Owner                             2,011        $350,712,355.82        90.79%
 Non Owner                          375           35,580,710.17         9.21%
              TOTAL                2,386        $386,293,065.99       100.00%


                   LOAN PURPOSE OF THE GROUP I MORTGAGE LOANS

                                 NUMBER OF      CUT-OFF DATE       PERCENTAGE
           LOAN PURPOSE            LOANS     PRINCIPAL BALANCE    OF LOAN POOL

 Purchase                          1,394        $208,425,656.93        53.96%
 Refinance                          681          111,934,618.46        28.98%
 Rate/Term Refinance                301           63,309,211.64        16.39%
 New Construction                   10             2,623,578.96         0.68%
              TOTAL                2,386        $386,293,065.99       100.00%

________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


--------------------------------------------------------------------------------
THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL       CONTAINED       IN       THE       PROSPECTUS       SUPPLEMENT.
--------------------------------------------------------------------------------

                NET MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS

        NET MORTGAGE              NUMBER OF      CUT-OFF DATE     PERCENTAGE
         RATES (%)                  LOANS     PRINCIPAL BALANCE  OF LOAN POOL

       5.001 - 6.000                 25            $7,023,039.03         1.82%
       6.001 - 7.000                 434          104,204,488.47        26.98%
       7.001 - 8.000                 854          135,291,170.30        35.02%
       8.001 - 9.000                 512           73,547,813.87        19.04%
       9.001 - 10.000                337           45,491,007.37        11.78%
      10.001 - 11.000                138           13,953,835.34         3.61%
      11.001 - 12.000                74             6,145,303.61         1.59%
      12.001 - 13.000                 8               515,951.69         0.13%
      13.001 - 14.000                 2                58,164.63         0.02%
      14.001 - 15.000                 2                62,291.68         0.02%
           TOTAL                    2,386        $386,293,065.99       100.00%

                  MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS

          MORTGAGE                NUMBER OF      CUT-OFF DATE     PERCENTAGE
         RATES (%)                  LOANS     PRINCIPAL BALANCE  OF LOAN POOL

       5.001 - 6.000                  7            $2,243,068.61         0.58%
       6.001 - 7.000                 313           80,816,358.79        20.92%
       7.001 - 8.000                 776          134,048,551.07        34.70%
       8.001 - 9.000                 598           87,530,155.49        22.66%
       9.001 - 10.000                393           52,566,241.75        13.61%
      10.001 - 11.000                180           19,285,607.23         4.99%
      11.001 - 12.000                94             8,465,727.16         2.19%
      12.001 - 13.000                20             1,142,034.72         0.30%
      13.001 - 14.000                 1                74,864.86         0.02%
      14.001 - 15.000                 1                25,388.63         0.01%
      15.001 - 16.000                 3                95,067.68         0.02%
           TOTAL                    2,386        $386,293,065.99       100.00%

________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


--------------------------------------------------------------------------------
THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL       CONTAINED       IN       THE       PROSPECTUS       SUPPLEMENT.
--------------------------------------------------------------------------------


                         GROUP II MORTGAGE LOANS (ARMS)
                             AS OF THE CUT-OFF DATE


-----------------------------------------------------------------------------
COLLATERAL         ALTERNET       JUMBO A         EXPANDED
SUB-GROUP          EXCEPTIONS   EXCEPTIONS        CRITERIA         TOTAL
SHELF                 RASC         RFMSI         EXCEPTIONS
                                                    RALI
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
 Percent of Total      73.11%          26.08%            0.81%       100.00%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
 Current Balance   $56,927,365.60  $20,310,145.46      $631,699.33  $77,869,210.39
 Loan Count               475              47                2           524
 Average Balance     $119,847        $432,131         $315,850      $148,605
 Gross WAC (%)         9.493%          7.567%           8.088%        8.980%
 WA Orig. Term            360             359              309           359
(mos)
 WA Age (mos)               3              13               11             6
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
 WA Credit Score          602             704              731           630
 WA CLTV               86.91%          82.36%           86.39%        85.72%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
 WA Margin              7.95%           2.91%            2.75%         6.59%
 WA Lifetime Cap      15.697%         13.096%          13.088%       14.997%
 WA Next Rate Adj.         24              39               74            28
 WA Reset                   6              33               12            13
Frequency
-----------------------------------------------------------------------------
 Purchase              48.83%          68.03%          100.00%        54.25%
 Refinance             41.61%          25.80%                -        37.15%
 Rate/Term              9.56%           6.17%                -         8.60%
Refinance
-----------------------------------------------------------------------------
Current                99.86%          96.60%          100.00%        99.01%
 30-59 Days             0.14%           3.40%                -         0.99%
Delinquent
 60-89 Days                 -               -                -             -
Delinquent
-----------------------------------------------------------------------------

________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


--------------------------------------------------------------------------------
THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL       CONTAINED       IN       THE       PROSPECTUS       SUPPLEMENT.
--------------------------------------------------------------------------------



          ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS

          RANGE OF                NUMBER OF      CUT-OFF DATE    PERCENTAGE OF
  LOAN-TO-VALUE RATIOS (%)          LOANS     PRINCIPAL BALANCE    LOAN POOL

        Up to 40.00                   3               $98,186.23         0.13%
       40.01 to 50.00                 2               122,430.86         0.16%
       50.01 to 60.00                 5             1,032,682.67         1.33%
       60.01 to 70.00                 19            3,498,265.63         4.49%
       70.01 to 80.00                128           20,505,210.85        26.33%
       80.01 to 90.00                253           37,049,472.37        47.58%
      90.01 to 100.00                109           15,050,613.63        19.33%
      100.01 to 110.00                5               512,348.15         0.66%
           TOTAL                     524          $77,869,210.39       100.00%

        ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS

     ORIGINAL MORTGAGE            NUMBER OF      CUT-OFF DATE    PERCENTAGE OF
        LOAN BALANCE                LOANS     PRINCIPAL BALANCE    LOAN POOL

          0.01 - 25,000.00            3               $68,772.35         0.09%
   25,000.01 - 50,000.00             53             2,084,349.15         2.68%
   50,000.01 - 75,000.00             88             5,608,164.93         7.20%
   75,000.01 - 100,000.00            88             7,663,336.07         9.84%
  100,000.01 - 125,000.00            69             7,730,960.34         9.93%
  125,000.01 - 150,000.00            66             9,019,802.06        11.58%
  150,000.01 - 175,000.00            39             6,292,553.61         8.08%
  175,000.01 - 200,000.00            26             4,855,482.93         6.24%
  200,000.01 - 225,000.00             7             1,474,772.26         1.89%
  225,000.01 - 250,000.00            15             3,542,825.80         4.55%
  250,000.01 - 275,000.00             9             2,363,906.27         3.04%
  275,000.01 - 300,000.00            10             2,825,609.46         3.63%
  300,000.01 - 400,000.00            27             9,367,224.84        12.03%
  400,000.01 - 500,000.00            12             5,238,287.90         6.73%
  500,000.01 - 600,000.00             4             2,204,242.63         2.83%
  600,000.01 - 700,000.00             4             2,491,575.53         3.20%
  700,000.01 - 800,000.00             2             1,462,885.99         1.88%
1,500,000.01 - 2,000,000.00           2             3,574,458.27         4.59%
           TOTAL                     524          $77,869,210.39       100.00%

________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


--------------------------------------------------------------------------------
THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL       CONTAINED       IN       THE       PROSPECTUS       SUPPLEMENT.
--------------------------------------------------------------------------------

            CREDIT SCORE DISTRIBUTION OF THE GROUP II MORTGAGE LOANS

         RANGE OF                NUMBER OF      CUT-OFF DATE     PERCENTAGE
      CREDIT SCORES                LOANS     PRINCIPAL BALANCE  OF LOAN POOL

        Up to 499                    2              $270,515.13         0.35%
        500 to 519                  27             3,029,238.01         3.89%
        520 to 539                  57             6,086,802.40         7.82%
        540 to 559                  53             5,363,365.22         6.89%
        560 to 579                  44             5,212,379.41         6.69%
        580 to 599                  54             6,507,321.42         8.36%
        600 to 619                  75             9,794,272.10        12.58%
        620 to 639                  69             9,321,400.31        11.97%
        640 to 659                  45             6,587,896.57         8.46%
        660 to 679                  31             7,597,148.03         9.76%
        680 to 699                  18             4,145,171.28         5.32%
        700 to 719                  11             3,714,080.09         4.77%
        720 to 739                  11             2,461,832.40         3.16%
        740 to 759                  10             3,882,658.81         4.99%
        760 to 779                   9             2,523,830.15         3.24%
        780 to 799                   2               713,658.40         0.92%
        800 to 819                   1               389,365.16         0.50%
      Not Available                  5               268,275.50         0.34%
          TOTAL                     524          $77,869,210.39       100.00%

________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


--------------------------------------------------------------------------------
THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL       CONTAINED       IN       THE       PROSPECTUS       SUPPLEMENT.
--------------------------------------------------------------------------------

                  PROPERTY TYPES OF THE GROUP II MORTGAGE LOANS

                                  NUMBER OF      CUT-OFF DATE     PERCENTAGE
          PROPERTY TYPE             LOANS     PRINCIPAL BALANCE  OF LOAN POOL

SF Detached                          440          $60,983,220.21        78.31%
PUD Detached                         39             8,562,687.19        11.00%
Coop                                  4             2,324,286.27         2.98%
Low-Rise Condo                       19             2,302,249.87         2.96%
PUD Attached                          7             1,273,741.18         1.64%
Manufactured Housing                  8               791,795.37         1.02%
Condo                                 1               614,516.24         0.79%
Townhouse                             4               572,081.53         0.73%
Modular                               1               278,295.14         0.36%
Hi-Rise Condo                         1               166,337.39         0.21%
              TOTAL                  524          $77,869,210.39       100.00%

                NET MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS

           NET RANGE OF           NUMBER OF      CUT-OFF DATE     PERCENTAGE
        MORTGAGE RATES (%)          LOANS     PRINCIPAL BALANCE  OF LOAN POOL

          5.001 - 6.000               3              $389,182.92         0.50%
          6.001 - 7.000              24             8,231,659.94        10.57%
          7.001 - 8.000              87            20,746,693.01        26.64%
          8.001 - 9.000              164           22,506,414.96        28.90%
          9.001 - 10.000             168           19,052,239.93        24.47%
         10.001 - 11.000             60             5,362,216.66         6.89%
         11.001 - 12.000             15             1,437,023.12         1.85%
         12.001 - 13.000              2               118,199.71         0.15%
         13.001 - 14.000              1                25,580.14         0.03%
              TOTAL                  524          $77,869,210.39       100.00%


________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


--------------------------------------------------------------------------------
THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL       CONTAINED       IN       THE       PROSPECTUS       SUPPLEMENT.
--------------------------------------------------------------------------------

                  MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS

                                   NUMBER OF      CUT-OFF DATE     PERCENTAGE
        MORTGAGE RATES               LOANS     PRINCIPAL BALANCE  OF LOAN POOL

        5.001 - 6.000                  2              $229,544.30         0.29%
        6.001 - 7.000                 11             4,661,250.21         5.99%
        7.001 - 8.000                 50            17,219,995.17        22.11%
        8.001 - 9.000                 122           17,984,702.83        23.10%
        9.001 - 10.000                197           23,541,340.71        30.23%
       10.001 - 11.000                102           10,718,189.52        13.76%
       11.001 - 12.000                31             3,010,941.06         3.87%
       12.001 - 13.000                 7               399,365.19         0.51%
       13.001 - 14.000                 2               103,881.40         0.13%
            TOTAL                     524          $77,869,210.39       100.00%


                   INDEX TYPES OF THE GROUP II MORTGAGE LOANS

           INDEX TYPES               NUMBER OF      CUT-OFF DATE     PERCENTAGE
                                       LOANS     PRINCIPAL BALANCE  OF LOAN POOL

6 Month LIBOR                          475          $57,101,707.71        73.33%
1 Year Treasury                        29            11,871,293.31        15.25%
5 Year Treasury                        20             8,896,209.37        11.42%
              TOTAL                    524           $77,869,210.39      100.00%


________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


--------------------------------------------------------------------------------
THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL       CONTAINED       IN       THE       PROSPECTUS       SUPPLEMENT.
--------------------------------------------------------------------------------

          NEXT INTEREST RATE ADJUSTMENT OF THE GROUP II MORTGAGE LOANS

        NEXT INTEREST RATE        NUMBER OF      CUT-OFF DATE     PERCENTAGE
         ADJUSTMENT DATE            LOANS     PRINCIPAL BALANCE  OF LOAN POOL

 April-02                             1               $56,439.11         0.07%
 September-02                         4             2,191,073.08         2.81%
 November-02                          1               137,067.99         0.18%
 December-02                          1                47,722.29         0.06%
 January-03                           1               419,667.20         0.54%
 March-03                             1                89,619.25         0.12%
 April-03                             3               207,141.19         0.27%
 May-03                               5               692,121.66         0.89%
 June-03                             12             1,259,058.49         1.62%
 July-03                              8               793,744.25         1.02%
 August-03                            9             1,145,132.85         1.47%
 September-03                        29             3,661,040.48         4.70%
 October-03                          42             6,447,530.24         8.28%
 November-03                         88            10,335,071.08        13.27%
 December-03                         83             9,194,527.42        11.81%
 January-04                          66             9,451,863.96        12.14%
 February-04                         16             1,989,108.82         2.55%
 March-04                             2               360,252.08         0.46%
 May-04                               1                38,943.92         0.05%
 July-04                              2               277,855.17         0.36%
 August-04                            2               109,309.40         0.14%
 September-04                         9               739,913.90         0.95%
 October-04                          12             1,450,944.21         1.86%
 November-04                         36             5,317,235.43         6.83%
 December-04                         28             3,138,285.31         4.03%
 January-05                          23             2,369,913.33         3.04%
 February-05                          2               405,750.46         0.52%
 March-05                             2             1,038,135.12         1.33%
 April-05                             3             1,552,937.31         1.99%
 May-05                               4             1,590,309.59         2.04%
 June-05                              6             2,402,123.61         3.08%
 July-05                              2               670,922.12         0.86%
 August-05                            3             1,492,230.14         1.92%
 December-05                          1               691,096.28         0.89%
 February-06                          1               561,186.85         0.72%
 April-06                             1               362,739.77         0.47%
 June-06                              2               762,777.18         0.98%
 August-06                            4             1,948,157.26         2.50%
 September-06                         5             1,569,101.75         2.02%
 August-07                            1               346,854.59         0.45%
 June-09                              1               285,346.69         0.37%
 January-11                           1               268,959.56         0.35%
              TOTAL                  524          $77,869,210.39       100.00%

________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


--------------------------------------------------------------------------------
THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL       CONTAINED       IN       THE       PROSPECTUS       SUPPLEMENT.
--------------------------------------------------------------------------------

             GEOGRAPHIC DISTRIBUTION OF THE GROUP II MORTGAGE LOANS

                                    NUMBER OF      CUT-OFF DATE     PERCENTAGE
             STATE                    LOANS     PRINCIPAL BALANCE  OF LOAN POOL

               CA                      43           $10,310,875.92        13.24%
               NY                      23             9,008,482.71        11.57%
               GA                      44             6,498,661.73         8.35%
               SC                      20             6,222,610.98         7.99%
               MI                      44             5,079,617.09         6.52%
               IL                      40             4,723,415.08         6.07%
               FL                      38             4,349,219.61         5.59%
               OH                      47             3,874,359.19         4.98%
               NC                      29             3,662,669.62         4.70%
               TN                      17             2,340,813.47         3.01%
               CO                      12             1,986,377.44         2.55%
               WA                       7             1,907,466.59         2.45%
               AZ                      14             1,891,101.87         2.43%
               TX                      18             1,773,566.55         2.28%
               MN                       8             1,618,891.80         2.08%
            Other *                    120           12,621,080.74        16.21%
             TOTAL                     524          $77,869,210.39       100.00%

             * Other includes states and the District of Columbia with less than 2.00% concentrations individually.

                 OCCUPANCY TYPES OF THE GROUP II MORTGAGE LOANS

                                    NUMBER OF      CUT-OFF DATE     PERCENTAGE
           OCCUPANCY                  LOANS     PRINCIPAL BALANCE  OF LOAN POOL

Owner                                  483          $72,256,350.73        92.79%
Non Owner                              35             3,673,870.39         4.72%
Second Home                             6             1,938,989.27         2.49%
             TOTAL                     524          $77,869,210.39       100.00%


________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


--------------------------------------------------------------------------------
THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL       CONTAINED       IN       THE       PROSPECTUS       SUPPLEMENT.
--------------------------------------------------------------------------------

                   LOAN PURPOSE OF THE GROUP II MORTGAGE LOANS

                                    NUMBER OF      CUT-OFF DATE     PERCENTAGE
           LOAN PURPOSE               LOANS     PRINCIPAL BALANCE  OF LOAN POOL

 Purchase                              268          $40,009,552.52        51.38%
 Refinance                             203           28,927,317.23        37.15%
 Rate/Term Refinance                   51             6,695,827.86         8.60%
 New Construction                       2             2,236,512.78         2.87%
              TOTAL                    524          $77,869,210.39       100.00%

                   NOTE MARGINS OF THE GROUP II MORTGAGE LOANS

             RANGE OF               NUMBER OF      CUT-OFF DATE     PERCENTAGE
        MORTGAGE RATES (%)            LOANS     PRINCIPAL BALANCE  OF LOAN POOL

          2.000 to 2.999               39           $15,935,015.27        20.46%
          3.000 to 3.999               11             5,118,578.52         6.57%
          4.000 to 4.999                9             1,311,647.10         1.68%
          5.000 to 5.999               26             4,499,488.88         5.78%
          6.000 to 6.999               54             7,527,451.66         9.67%
          7.000 to 7.999               107           12,053,920.80        15.48%
          8.000 to 8.999               154           18,064,747.21        23.20%
          9.000 to 9.999               85             9,619,395.25        12.35%
         10.000 to 10.999              35             3,516,391.82         4.52%
         11.000 to 11.999               4               222,573.88         0.29%
              TOTAL                    524          $77,869,210.39       100.00%



________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

********************************************************************************

Bear Stearns is not responsible for any recommendation, solicitation, offer or agreement or any information about any transaction, customer account or account activity contained in this communication.

********************************************************************************